Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee (Alternative) Fund VI, L.P.

Address of Joint Filer:	c/o Walkers, Walker House
87 Mary Street
GeorgeTown, Grand Cayman
E9 KY1-9001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee (Alternative) Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Walkers, Walker House
87 Mary Street
GeorgeTown, Grand Cayman
E9 KY1-9001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND VI, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee (Alternative) Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Walkers, Walker House
87 Mary Street
GeorgeTown, Grand Cayman
E9 KY1-9001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) PARALLEL (DT) FUND VI, L.P.
By:  THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	THL Equity Fund VI Investors (VNU), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THL EQUITY FUND VI INVESTORS (VNU), L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

US_ACTIVE:\43956114\01\77356.0001

Joint Filer Information

Name of Joint Filer:	THL Equity Fund VI Investors (VNU) II, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THL EQUITY FUND VI INVESTORS (VNU) II, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	THL Equity Fund VI Investors (VNU) III, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THL EQUITY FUND VI INVESTORS (VNU) III, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	THL Equity Fund VI Investors (VNU) IV, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THL EQUITY FUND VI INVESTORS (VNU) IV, LLC
By: THL Advisors (Alternative) VI, L.P., its manager
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

US_ACTIVE:\43956114\01\77356.0001

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee (Alternative) Fund V, L.P.

Address of Joint Filer:	c/o Walkers, Walker House
87 Mary Street
GeorgeTown, Grand Cayman
E9 KY1-9001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) FUND V, L.P.
By:  THL Advisors (Alternative) V, L.P., its general partner
By:  Thomas H. Lee Advisors (Alternative) V Limited LDC, its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee (Alternative) Parallel Fund V, L.P.

Address of Joint Filer:	c/o Walkers, Walker House
87 Mary Street
GeorgeTown, Grand Cayman
E9 KY1-9001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd

Signature:

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND V, L.P.
By:  THL Advisors (Alternative) V, L.P., its general partner
By:  Thomas H. Lee Advisors (Alternative) V Limited LDC, its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

US_ACTIVE:\43956114\01\77356.0001

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee (Alternative) Cayman Fund V, L.P.

Address of Joint Filer:	c/o Walkers, Walker House
87 Mary Street
GeorgeTown, Grand Cayman
E9 KY1-9001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) CAYMAN FUND V, L.P.
By: THL Advisors (Alternative) V, L.P., its general partner
By:  Thomas H. Lee Advisors (Alternative) V Limited LDC, its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Investors Limited Partnership

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP
By: THL Investment Management Corp., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

US_ACTIVE:\43956114\01\77356.0001

Joint Filer Information

Name of Joint Filer:	Putnam Investments Holdings, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

PUTNAM INVESTMENTS HOLDINGS, LLC
By: Putnam Investments, LLC its Managing Member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	Putnam Investments Employees’ Securities Company I LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES
COMPANY I LLC
By: Putnam Investments Holdings, LLC, its managing member
By: Putnam Investments, LLC its Managing Member
By:  Thomas H. Lee Advisors, LLC, its attorney-in-fact

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

Joint Filer Information

Name of Joint Filer:	Putnam Investments Employees’ Securities Company II LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES
COMPANY II LLC
By: Putnam Investments Holdings, LLC, its managing member
By: Putnam Investments, LLC its Managing Member
By:  Thomas H. Lee Advisors, LLC, its attorney-in-fact

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012

US_ACTIVE:\43956114\01\77356.0001

Joint Filer Information

Name of Joint Filer:	Putnam Investments Employees’ Securities Company III LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings BV [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	3/26/2012

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES
COMPANY III LLC
By: Putnam Investments Holdings, LLC, its managing member
By: Putnam Investments, LLC its Managing Member
By:  Thomas H. Lee Advisors, LLC, its attorney-in-fact

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

March 26, 2012